Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
May, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  6.03%
      May, 1997  6.64%
      April, 1997  4.51%
      March, 1997  6.94%


Cash Yield                                              20.40%


Investor Charge Offs                                    5.05%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 4.79%


Seller's Interest                                       11.72%


Total Payment Rate                                      10.71%


Total Principal Balance                                $6,022,683,048.83


Investor Participation Amount                          $374,999,999.99


Seller Participation Amount                            $706,016,382.19